EXHIBIT 99.5
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[LOGO OMITTED} Credit Suisse          CREDIT SUISSE INTERNATIONAL

                                      One Cabot Square,  Telephone 020 7888 8888
                                      London E14 4QJ     www.credit-suisse.com



                                 Facsimile Cover Sheet

To: The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-13

Attention:                   Heakyung Chung, CSIN Marketer

Fax number:                  To be hand delivered by Heakyung Chung

Date:                        28 July 2006

Pages (including cover page):       5

Our Reference No: External ID: 53137333NOV / Risk ID: 447504114 and 447504120

Credit Suisse International has entered into a transaction with you as attached. Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products:                                For Equity Derivatives:
Telephone Numbers: (212) 538-9370                          Telephone numbers: (212) 538-4437 / (212) 538-8297 /
Facsimile number: (917) 326-8603                           (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com            Facsimile number: (212) 325-8173

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.




CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

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
                                   Registered Office as above.
                                   Registered with unlimited liability in England  under No. 2500199
                                   Authorised and regulated by The Financial Services Authority
                                   VAT No: GB 447 0737 41

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[LOGO OMITTED} Credit Suisse

                             Novation Confirmation

Date:    28 July 2006

To: The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-13

To:      Credit Suisse Management LLC

From:    Credit Suisse International "CSIN"

Re:      Novation Transaction

External ID: 53137333NOV
------------------------------------------------------------------------------

Dear Sir/Madam:

         The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

         1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of the 2000 ISDA definitions (the "Product Definitions"), each as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the Product Definitions and/or
(iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern. In the event of any inconsistency between the Novation Confirmation and the New Confirmation, the New Confirmation will govern for the purpose of the New Transaction.

         2. The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

         Novation Date:          28 July 2006

         Novated Amount:         USD 50,000,000

         Transferor:             Credit Suisse Management LLC

         Transferee:             The Bank of New York, not in its individual or
                                 corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL
                                 Mortgage Pass-Through Trust 2006-13

         Remaining Party:        Credit Suisse International

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[LOGO OMITTED} Credit Suisse

         New Agreement           1992 ISDA Master Agreement dated as of
         (between Transferee     28 July 2006
         and Remaining Party):


3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

      Trade Date of Old Transaction:            17 July 2006
      Effective Date of Old Transaction:        28 July 2006
      Termination Date of Old Transaction:      25 October 2014, subject to
                                                adjustment in accordance with
                                                the Following Business Day
                                                Convention


      4.  The terms of the New Transaction to which this Novation
Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

      Full First Calculation Period:            Applicable

      5.  Miscellaneous Provisions:



      Non-Reliance:                             Applicable

      6.  It is expressly understood and agreed by the parties hereto that:
(a) The Bank of New York ("BNY") is entering into this Novation Confirmation solely in its capacity as trustee of the Supplemental Interest Trust under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-13, and (b) in no case shall BNY (or any person acting as successor trustee of the Supplemental Interest Trust under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Transferee under the terms of the Novation Confirmation, all such liability, if any, being expressly waived by the Transferor and the Remaining Party and any person claiming by, through or under either the Transferor and the Remaining Party.

      7. Notwithstanding anything to the contrary contained herein, following this Novation Transaction, from and including the Novation Date, the Transferor shall remain liable for payment of the Fixed Amount of USD 769,500 to the Remaining Party. The Transferee shall not be liable for payment of the Fixed Amount of USD 769,500.

      8. For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to the parties on request.

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[LOGO OMITTED} Credit Suisse

         The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning it to us. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction.


Credit Suisse International



By:  ....../s/ Suanne Dunn.................................
 Name:   Suanne Dunn
 Title:  Authorized Signatory



Credit Suisse Management LLC



By:  .../s/ Yolanda Perez-Wilson.................................
 Name: Yolanda Perez-Wilson
 Title:  Assistant Vice President


The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-13



By:  .../s/ Courtney Bartholomew..........................................
 Name:   Courtney Bartholomew
 Title:  Vice President



Our Reference No: External ID: 53137333NOV / Risk ID: 447504114 and 447504120

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[LOGO OMITTED} Credit Suisse


                                   EXHIBIT A

This New Confirmation amends, restates and supersedes in its entirety all Confirmation(s) dated prior to the date hereof in respect of this New Transaction.